Exhibit 99.1

FOR THE PERIOD BEGINNING 6/1/2007 AND ENDING 6/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                                AS OF JULY 1,2007
                                   (UNAUDITED)

                                     ASSETS

                                                                   July 1, 2007
                                                                 ---------------
 CURRENT ASSETS:
      Cash and Cash Equivalents                               $         343,893
      Accounts Receivable                                               335,392
      Prepaid Expenses                                                2,111,339
      Other Current Assets                                              169,936
      Assets of Discontinued Operations                                     435
                                                                 ---------------
           TOTAL CURRENT ASSETS                                       2,960,995
                                                                 ---------------


 VESSELS & EQUIPMENT
      Vessel - Palm Beach Princess - under Capital Lease             17,500,000
      Equipment                                                       4,050,928
      Leasehold Improvements                                            921,899
      Vessel - Big Easy - under Capital Lease - Not in Service       20,305,348
      Vessel  - Royal Star - Not Placed in Service                    3,054,735
                                                                 ---------------
                                                                     45,832,910
      LESS: Accumulated Depreciation and Amortization                 7,597,246
                                                                 ---------------
           TOTAL VESSELS & EQUIPMENT - NET                           38,235,664
                                                                 ---------------


 OTHER ASSETS:
      Notes Receivable                                                5,300,000
      Vessel Deposits - Related Parties                               9,733,136
      Deposits and Other Assets - Related Parties                     3,029,040
      Deposits and Other Assets - Non-Related Parties                   998,867
      Spare Parts Inventory                                           1,028,131
                                                                 ---------------
           TOTAL OTHER ASSETS                                        20,089,174
                                                                 ---------------


 TOTAL ASSETS                                                 $      61,285,833
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 6/1/2007 AND ENDING 6/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                                AS OF JULY 1,2007
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                   July 1, 2007
                                                                 ---------------
 CURRENT LIABILITIES:
      Accounts Payable                                        $         778,030
      Accrued Expenses                                                3,076,634
      Liabilities of Discontinued Operations                            420,200
                                                                 ---------------
           TOTAL CURRENT LIABILITIES                                  4,274,864
                                                                 ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                                  61,957,195
                                                                 ---------------

                                                                 ---------------
           TOTAL LIABILITIES                                         66,232,060
                                                                 ---------------

 DEFERRED INCOME                                                      1,451,895

 COMMITMENTS AND CONTINGENCIES                                                -

 STOCKHOLDERS' EQUITY:
      Series A Preferred Stock $100.00 Par Value                     36,284,375
      Series B Preferred Stock $10.00 Par Value                       5,000,000
      Common Stock $2.00 Par Value                                   24,565,125
      Capital in Excess of Par                                       24,232,083
      Retained Earnings (Deficit)                                   (96,022,166)
                                                                 ---------------
                                                                     (5,940,583)
      LESS:
         Treasury Stock, 915,077 Shares                                 457,538

                                                                 ---------------
           TOTAL STOCKHOLDERS' EQUITY                                (6,398,121)
                                                                 ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $      61,285,833
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 6/1/2007 AND ENDING 6/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE ONE MONTH ENDED JULY 1, 2007
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                   July 1, 2007
                                                                 ---------------
 OPERATING REVENUES:
      Gaming                                                  $       1,388,977
      Fare                                                              134,123
      On Board                                                          125,034
      Other                                                              78,910
                                                                 ---------------
          NET OPERATING REVENUES                                      1,727,044
                                                                 ---------------

 OPERATING COSTS AND EXPENSES:
      Gaming                                                            948,369
      Fare                                                              310,067
      On Board                                                           77,074
      Maritime & Legal Expenses                                         783,115
      General & Administrative Expenses                                 257,898
      General & Administrative Expenses - Parent                        392,730
      Ship Carrying Costs - Big Easy                                    188,312
      Ship Carrying Costs - Royal Star                                   31,628
      Development Costs - Other                                          12,418
      Depreciation & Amortization                                       204,792
                                                                 ---------------
          TOTAL OPERATING COSTS AND EXPENSES                          3,206,404
                                                                 ---------------

 OPERATING INCOME (LOSS)                                             (1,479,360)

 OTHER INCOME (EXPENSE):
      Interest and Financing Expenses                                  (853,335)
      Interest Income                                                     1,750
      Bankruptcy Costs                                                 (785,000)
                                                                 ---------------
          TOTAL OTHER INCOME (EXPENSE)                               (1,636,585)
                                                                 ---------------

 (LOSS) BEFORE TAX PROVISION                                         (3,115,945)
      Income Tax Expense                                                      -
                                                                 ---------------

 NET (LOSS)                                                   $      (3,115,945)
                                                                 ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:            $           (0.27)
                                                                 ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 6/1/2007 AND ENDING 6/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      FOR THE ONE MONTH ENDED JULY 1, 2007
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                   July 1, 2007
                                                                 ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      (LOSS) BEFORE DISCONTINUED OPERATIONS                   $      (3,115,945)
      Adjustments to reconcile income (loss) to net cash
        (used in)provided by operating activities:
          Depreciation and Amortization                                 204,792
          Interest Added to Capital Lease Debt - PDS                    766,266
          Increase (Decrease) in Deferred Income                         (5,972)
          Changes in Operating Assets and Liabilities -
             (Increase) Decrease in Accounts Receivable                   8,821
             (Increase) Decrease in Other Assets                         37,565
             (Increase) Decrease in Prepaid Expenses                   (172,054)
             Increase (Decrease) in Accounts Payable and
              Accrued Expenses                                        1,703,231

                                                                 ---------------
      NET CASH PROVIDED BY (USED IN) OPERATING                         (573,296)
                                                                 ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                                (6,582)
     (Increase) Decrease in Other Investment Activity                    20,169
     (Increase) in Other Investment Activity - Related Party            (34,702)
                                                                 ---------------
      NET CASH (USED IN) INVESTING ACTIVITIES                           (21,115)
                                                                 ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     Advances (Paid) Received (to) From Related Parties                 (35,310)
                                                                 ---------------
      NET CASH (USED IN) FINANCING ACTIVITIES                           (35,310)
                                                                 ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  (629,722)
      CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD              973,614
                                                                 ---------------

      CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $         343,893
                                                                 ===============

 Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 6/1/2007 AND ENDING 6/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 1, 2007
                                   (Unaudited)

                                     ASSETS

    Bankruptcy Court Case No.               06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH     06-16350-BKC-PGH
                                                                 Royal Star          ITG Palm
                                              ITB, Inc.        Entertainment, LLC    Beach, LLC           ITGV, Inc.
                                           ----------------   -----------------   ----------------     ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents            $           6,587  $              145  $           5,218    $         308,570
    Accounts Receivable                              1,105              (6,568)            26,135              271,866
    Prepaid Expenses                               220,602             156,762            237,436            1,447,606
    Other Current Assets                                 -                   -              8,740              161,196
    Net Assets of Discontinued
     Operations - Current
                                           ----------------   -----------------   ----------------     ----------------
         TOTAL CURRENT ASSETS                      228,294             150,339            277,529            2,189,238
                                           ----------------   -----------------   ----------------     ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                 -                  -           17,500,000
    Leasehold Improvements -
     Port of Palm Beach                                  -                   -                  -              921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                       3,054,735         20,305,348                                        -
    Equipment                                      125,134                   -            222,043            3,622,736
                                           ----------------   -----------------   ----------------     ----------------
                                                   125,134           3,054,735         20,527,391           22,044,635
    LESS: Accumulated Depreciation and
           Amortization                             51,026                   -            721,597            6,743,608
                                           ----------------   -----------------   ----------------     ----------------
         TOTAL PLANT & EQUIPMENT - NET              74,108           3,054,735         19,805,794           15,301,027
                                           ----------------   -----------------   ----------------     ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                   287,246               1,772            252,278              457,571
    Vessel Deposits - Related Parties            3,244,254                   -          2,488,882            4,000,000
    Deposits and Other Assets -
     Related Parties                               177,562                   -            118,000            2,050,655
    Spare Parts Inventory                                -                   -                  -            1,028,131
    Notes Receivable                             2,999,342                   -                  -                    -
                                           ----------------   -----------------   ----------------     ----------------
         TOTAL OTHER ASSETS                      6,708,404               1,772          2,859,160            7,536,357
                                           ----------------   -----------------   ----------------     ----------------

 TOTAL ASSETS                            $       7,010,806  $        3,206,846  $      22,942,483    $      25,026,622
                                           ================   =================   ================     ================

    Bankruptcy Court Case No.               06-16357-BKC-PGH   06-16356-BKC-PGH

                                                 ITGDC              Orion
                                           -----------------  -----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents            $            1,979  $               -
    Accounts Receivable                              (3,009)                 -
    Prepaid Expenses                                      -                  -
    Other Current Assets                                  -                  -
    Net Assets of Discontinued
     Operations - Current
                                           -----------------  -----------------
         TOTAL CURRENT ASSETS                        (1,030)                 -
                                           -----------------  -----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy
    Leasehold Improvements -
     Port of Palm Beach                                   -                  -
    Ship Not Placed in Service -
     Royal Star & Big Easy
    Equipment                                        81,015                  -
                                           -----------------  -----------------
                                                     81,015                  -
    LESS: Accumulated Depreciation and
           Amortization                              81,015                  -
                                           -----------------  -----------------
         TOTAL PLANT & EQUIPMENT - NET                    -                  -
                                           -----------------  -----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                          -                  -
    Vessel Deposits - Related Parties                     -                  -
    Deposits and Other Assets -
     Related Parties                                314,126                  -
    Spare Parts Inventory                                 -                  -
    Notes Receivable                                      -          2,300,658
                                           -----------------  -----------------
         TOTAL OTHER ASSETS                         314,126          2,300,658
                                           -----------------  -----------------

 TOTAL ASSETS                            $          313,096  $       2,300,658
                                           =================  =================

    Bankruptcy Court Case No.                                    Non-Bankrupt Companies
                                                                 ----------------------
                                        GMO Travel   ITB Racing  ITB Mgmt      RACE TRACK  RACE TRACK  MGMT INC         TOTAL
                                       -----------  -----------  -----------   ----------  ----------  ----------   -------------
 CURRENT ASSETS:
    Cash and Cash Equivalents         $    20,468  $      (666) $     1,592  $         -  $        -  $        -  $      343,893
    Accounts Receivable                    45,863            -            -            -           -           -         335,392
    Prepaid Expenses                       48,933            -            -            -           -           -       2,111,339
    Other Current Assets                        -            -            -            -           -           -         169,936
    Net Assets of Discontinued
     Operations - Current                                                            335         100                         435
                                       -----------  -----------  -----------   ----------  ----------  ----------   -------------
         TOTAL CURRENT ASSETS             115,264         (666)       1,592          335         100           -       2,960,995
                                       -----------  -----------  -----------   ----------  ----------  ----------   -------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                                                          17,500,000
    Leasehold Improvements -
     Port of Palm Beach                         -            -            -            -           -           -         921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                                                                                            23,360,083
    Equipment                                   -            -            -            -           -           -       4,050,928
                                       -----------  -----------  -----------   ----------  ----------  ----------   -------------
                                                -            -            -            -           -           -      45,832,910
    LESS: Accumulated Depreciation and
           Amortization                     -            -            -            -           -           -       7,597,246
                                       -----------  -----------  -----------   ----------  ----------  ----------   -------------
         TOTAL PLANT & EQUIPMENT - NET          -            -            -            -           -           -      38,235,664
                                       -----------  -----------  -----------   ----------  ----------  ----------   -------------

 OTHER ASSETS:
    Deposits and Other Assets -
      Non-Related                               -            -            -            -           -           -         998,867
    Vessel Deposits - Related Parties           -            -            -            -           -           -       9,733,136
    Deposits and Other Assets -
      Related Parties                           -      368,697            -            -           -           -       3,029,040
    Spare Parts Inventory                       -            -            -            -           -           -       1,028,131
    Notes Receivable                            -            -            -            -           -           -       5,300,000
                                       -----------  -----------  -----------   ----------  ----------  ----------   -------------
         TOTAL OTHER ASSETS                     -      368,697            -            -           -           -      20,089,174
                                       -----------  -----------  -----------   ----------  ----------  ----------   -------------

 TOTAL ASSETS                         $   115,264  $   368,031  $     1,592  $       335  $      100  $        -  $   61,285,833
                                       ===========  ===========  ===========   ==========  ==========  ==========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 6/1/2007 AND ENDING 6/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 1, 2007
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

    Bankruptcy Court Case No.            06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH     06-16350-BKC-PGH
                                                              Royal Star          ITG Palm
                                           ITB, Inc.        Entertainment, LLC    Beach, LLC           ITGV, Inc.
                                        ----------------   -----------------   ----------------     ----------------
 CURRENT LIABILITIES:
    Accounts Payable                  $          50,386  $           96,139  $          22,757    $         558,569
    Accrued Expenses                            199,616               7,818            815,147            1,627,561
    Net Liabilities of Discontinued
     Operations - Current                             -                   -                  -                    -
                                        ----------------   -----------------   ----------------     ----------------
         TOTAL CURRENT LIABILITIES              250,002             103,957            837,904            2,186,130
                                        ----------------   -----------------   ----------------     ----------------

                                        ----------------   -----------------   ----------------     ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:           3,364,524           5,022,745         21,521,166           28,715,858
                                        ----------------   -----------------   ----------------     ----------------

 DEFERRED INCOME                                      -                   -                  -               11,944
                                        ----------------   -----------------   ----------------     ----------------

 COMMITMENTS AND CONTINGENCIES                        -                   -                  -                    -
                                        ----------------   -----------------   ----------------     ----------------

    Due To/(From) Affiliates               (245,109,499)          2,549,093         26,434,264          (20,832,909)
                                        ----------------   -----------------   ----------------     ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                       36,284,375                   -                  -                    -
    Series B Preferred Stock
     $10.00 Par Value                         5,000,000                   -                  -                    -
    Common Stock $2.00 Par Value             24,526,024                   -                  -                    1
    Capital in Excess of Par                184,552,785                   -                  -                    -
    Retained Earnings (Deficit)              (1,399,866)         (4,468,949)       (25,850,851)          14,945,598
                                        ----------------   -----------------   ----------------     ----------------
         TOTAL                              248,963,318          (4,468,949)       (25,850,851)          14,945,599

                                        ----------------   -----------------   ----------------     ----------------
    LESS:
       Treasury Stock                           457,538                   -                  -                    -
                                        ----------------   -----------------   ----------------     ----------------
         TOTAL STOCKHOLDERS' EQUITY         248,505,779          (4,468,949)       (25,850,851)          14,945,599
                                        ----------------   -----------------   ----------------     ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                $       7,010,806  $        3,206,846  $      22,942,483    $      25,026,622
                                        ================   =================   ================     ================

    Bankruptcy Court Case No.           06-16357-BKC-PGH   06-16356-BKC-PGH

                                             ITGDC              Orion
                                       -----------------  -----------------
 CURRENT LIABILITIES:
    Accounts Payable                 $           (2,158) $               -
    Accrued Expenses                                  -                  -
    Net Liabilities of Discontinued
     Operations - Current                             -                  -
                                       -----------------  -----------------
         TOTAL CURRENT LIABILITIES               (2,158)                 -
                                       -----------------  -----------------

                                       -----------------  -----------------
 LIABILITIES SUBJECT TO COMPRIMISE:           1,076,580          1,250,658
                                       -----------------  -----------------

 DEFERRED INCOME                                      -                  -
                                       -----------------  -----------------

 COMMITMENTS AND CONTINGENCIES                        -                  -
                                       -----------------  -----------------

    Due To/(From) Affiliates                  4,400,927         28,818,897
                                       -----------------  -----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                                -                  -
    Series B Preferred Stock
     $10.00 Par Value                                 -                  -
    Common Stock $2.00 Par Value                      -                  -
    Capital in Excess of Par                          -                  -
    Retained Earnings (Deficit)              (5,162,253)       (27,768,897)
                                       -----------------  -----------------
         TOTAL                               (5,162,253)       (27,768,897)

                                       -----------------  -----------------
    LESS:
       Treasury Stock                                 -                  -
                                       -----------------  -----------------
         TOTAL STOCKHOLDERS' EQUITY          (5,162,253)       (27,768,897)
                                       -----------------  -----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY               $          313,096  $       2,300,658
                                       =================  =================

    Bankruptcy Court Case No.                                  Non-Bankrupt Companies
                                                               ----------------------

                                     GMO Travel   ITB Racing  ITB Mgmt       RACE TRACK    RACE TRACK  MGMT INC         TOTAL
                                     ------------------------------------  --------------------------------------   -------------
 CURRENT LIABILITIES:
    Accounts Payable                $  (21,661) $    73,998  $         -  $          -  $          -  $        -  $      778,030
    Accrued Expenses                    24,412      122,655      279,424             -             -           -       3,076,633
    Net Liabilities of Discontinued
     Operations - Current                    -            -            -       209,200       211,000           -         420,200
                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------
         TOTAL CURRENT LIABILITIES       2,751      196,653      279,424       209,200       211,000           -       4,274,863
                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------

                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------
 LIABILITIES SUBJECT TO COMPRIMISE:                  18,164      987,500                                              61,957,195
                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------

 DEFERRED INCOME                             -            -            -     1,439,951             -           -       1,451,895
                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------

 COMMITMENTS AND CONTINGENCIES               -            -            -             -             -           -               -
                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------

    Due To/(From) Affiliates           526,299    1,212,700      885,224   226,674,474   (25,440,709)   (118,762)             (1)
                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                       -            -            -             -             -           -      36,284,375
    Series B Preferred Stock
     $10.00 Par Value                        -            -            -             -             -           -       5,000,000
    Common Stock $2.00 Par Value           200            -       12,500         1,000        25,400           -      24,565,125
    Capital in Excess of Par                 -            -      (39,990) (163,295,651)    3,014,939           -      24,232,083
    Retained Earnings (Deficit)       (413,986)  (1,059,486)  (2,123,066)  (65,028,639)   22,189,470     118,761     (96,022,164)
                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------
         TOTAL                        (413,786)  (1,059,486)  (2,150,556) (228,323,290)   25,229,809     118,761      (5,940,581)

                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------
    LESS:
       Treasury Stock                        -            -            -             -             -           -         457,538
                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------
         TOTAL STOCKHOLDERS' EQUITY   (413,786)  (1,059,486)  (2,150,556) (228,323,290)   25,229,809     118,761      (6,398,120)
                                     ----------  -----------  -----------  ------------  ------------  ----------   -------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $  115,264  $   368,031  $     1,592  $        335  $        100  $       (1) $   61,285,833
                                     ==========  ===========  ===========  ============  ============  ==========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 6/1/2007 AND ENDING 6/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE ONE MONTH ENDED JULY 1, 2007
                                   (Unaudited)

    Bankruptcy Court Case No.         06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                            Royal Star          ITG Palm
                                         ITB, Inc.       Entertainment, LLC    Beach, LLC          ITGV, Inc.
                                      ----------------   ------------------- ----------------   ---------------- -
 OPERATING REVENUES:
    Gaming                          $               -  $                -  $               -  $       1,388,977
    Fare                                            -                   -                  -            134,123
    On Board                                        -                   -                  -            125,034
    Other                                           -                   -                  -                  -
                                      ----------------   -----------------   ----------------   ----------------
    NET OPERATING REVENUES                          -                   -                  -          1,648,134
                                      ----------------   -----------------   ----------------   ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                          -                   -                  -            948,369
    Fare                                            -                   -                  -            237,884
    On Board                                        -                   -                  -             77,074
    Maritime & Legal Expenses                       -                   -                  -            783,115
    G & A Expenses - Palm Beach
     Princess                                       -                   -                  -            248,278
    G & A Expenses - Parent                   247,835                   -                  -              4,524
    Development Costs                               -              31,628            188,312              5,033
    Depreciation & Amortization                   858                   -                  -            203,934
                                      ----------------   -----------------   ----------------   ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                 248,693              31,628            188,312          2,508,212
                                      ----------------   -----------------   ----------------   ----------------

 OPERATING INCOME                            (248,693)            (31,628)          (188,312)          (860,078)
                                      ----------------   -----------------   ----------------   ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                 -             (70,452)          (427,629)          (355,254)
    ITG Vegas Bankruptcy Costs                      -              (5,000)            (5,000)          (775,000)
    Interest Income                                 -                   -                  -              1,750

                                      ----------------   -----------------   ----------------   ----------------
    TOTAL OTHER INCOME (EXPENSE)                    -             (75,452)          (432,629)        (1,128,504)
                                      ----------------   -----------------   ----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION         (248,693)           (107,080)          (620,941)        (1,988,582)
    LESS: State Income Tax Expense                  -                   -                  -                  -
                                      ----------------   -----------------   ----------------   ----------------

 NET INCOME (LOSS)                  $        (248,693) $         (107,080) $        (620,941) $      (1,988,582)
                                      ================   =================   ================   ================

    Bankruptcy Court Case No.          06-16357-BKC-PGH   06-16356-BKC-PGH

                                            ITGDC              Orion
                                      -----------------  -----------------
 OPERATING REVENUES:
    Gaming                          $                -  $               -
    Fare                                             -                  -
    On Board                                         -                  -
    Other                                            -                  -
                                      -----------------  -----------------
    NET OPERATING REVENUES                           -                  -
                                      -----------------  -----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                           -                  -
    Fare                                             -                  -
    On Board                                         -                  -
    Maritime & Legal Expenses                        -                  -
    G & A Expenses - Palm Beach
     Princess                                        -                  -
    G & A Expenses - Parent                          -                  -
    Development Costs                            7,385                  -
    Depreciation & Amortization                      -                  -
                                      -----------------  -----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                    7,385                  -
                                      -----------------  -----------------

 OPERATING INCOME                               (7,385)                 -
                                      -----------------  -----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                  -                  -
    ITG Vegas Bankruptcy Costs                       -                  -
    Interest Income                                  -                  -

                                      -----------------  -----------------
    TOTAL OTHER INCOME (EXPENSE)                     -                  -
                                      -----------------  -----------------

 INCOME (LOSS)  BEFORE TAX PROVISION            (7,385)                 -
    LESS: State Income Tax Expense                   -                  -
                                      -----------------  -----------------

 NET INCOME (LOSS)                  $           (7,385) $               -
                                      =================  =================

    Bankruptcy Court Case No.                                                Non-Bankrupt Companies
                                                                             ----------------------
                                             GMO Travel  ITB Racing  ITB Mgmt     RACE TRACK  RACE TRACK  MGMT INC         TOTAL
                                           ------------  ----------  -----------  ----------  ----------  ----------   -------------
 OPERATING REVENUES:
    Gaming                               $           -  $        -  $         -  $        -  $        -  $        -  $    1,388,977
    Fare                                             -           -            -           -           -           -         134,123
    On Board                                         -           -            -           -           -           -         125,034
    Other                                       78,910           -            -           -           -           -          78,910
                                           ------------  ----------  -----------  ----------  ----------  ----------   -------------
    NET OPERATING REVENUES                      78,910           -            -           -           -           -       1,727,044
                                           ------------  ----------  -----------  ----------  ----------  ----------   -------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                           -           -            -           -           -           -         948,369
    Fare                                        72,183           -            -           -           -           -         310,067
    On Board                                         -           -            -           -           -           -          77,074
    Maritime & Legal Expenses                        -           -            -           -           -           -         783,115
    G & A Expenses - Palm Beach
     Princess                                    9,620           -            -           -           -           -         257,898
    G & A Expenses - Parent                          -          32      140,339           -           -           -         392,730
    Development Costs                                -           -            -           -           -           -         232,358
    Depreciation & Amortization                      -           -            -           -           -           -         204,792
                                           ------------  ----------  -----------  ----------  ----------  ----------   -------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                   81,803          32      140,339           -           -           -       3,206,404
                                           ------------  ----------  -----------  ----------  ----------  ----------   -------------

 OPERATING INCOME                               (2,893)        (32)    (140,339)          -           -           -      (1,479,360)
                                           ------------  ----------  -----------  ----------  ----------  ----------   -------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                  -           -            -           -           -           -        (853,335)
    ITG Vegas Bankruptcy Costs                       -           -            -           -           -           -        (785,000)
    Interest Income                                  -           -            -           -           -           -           1,750

                                           ------------  ----------  -----------  ----------  ----------  ----------   -------------
    TOTAL OTHER INCOME (EXPENSE)                     -           -            -           -           -           -      (1,636,585)
                                           ------------  ----------  -----------  ----------  ----------  ----------   -------------

 INCOME (LOSS)  BEFORE TAX PROVISION            (2,893)        (32)    (140,339)          -           -           -      (3,115,945)
    LESS: State Income Tax Expense                   -           -            -           -           -           -               -
                                           ------------  ----------  -----------  ----------  ----------  ----------   -------------

 NET INCOME (LOSS)                       $      (2,893) $      (32) $  (140,339) $        -  $        -  $        -  $   (3,115,945)
                                           ============  ==========  ===========  ==========  ==========  ==========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments